Exhibit 99.1

STARBUDS COMMERCE CITY LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2020 AND 2019 (UNAUDITED)

AND THE YEAR ENDED

DECEMBER 31, 2019

STARBUDS COMMERCE CITY LLC

Crowe LLP Independent Member Crowe Global

INDEPENDENT AUDITOR’S REPORT

To the Members

Starbuds Commerce City LLC

Commerce City, Colorado

Report on the Financial Statements

We have audited the accompanying financial statements of Starbuds Commerce City LLC (the “Company”), which comprise the balance sheet as of December 31, 2019, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company operates in the marijuana industry which is currently illegal under federal law which supersedes any individual state enactments. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Our opinion is not modified with respect to this matter.

Crowe LLP

Oak Brook, Illinois

March 4, 2021

1

STARBUDS COMMERCE CITY LLC

Balance Sheets

	September 30, 2020	December 31, 2019
	(unaudited)

ASSETS

Current Assets:
Cash	$227,073	$222,692
Inventories	240,576	156,288
Prepaid Expenses and Other Current Assets	7,039	10,117

Total Current Assets	474,688	389,097

Property and Equipment, Net	313,144	334,589

TOTAL ASSETS	$787,832	$723,686

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Current Liabilities:
Accounts Payable	$5,066	$5,066
Accrued Liabilities	103,002	89,535
Loyalty Points Liability	80,000	72,322

Total Current Liabilities	188,068	166,923

TOTAL LIABILITIES	188,068	166,923

TOTAL MEMBERS' EQUITY	599,764	556,763
	.
TOTAL LIABILITIES AND MEMBERS' EQUITY	$787,832	$723,686

Accompanying Notes are an Integral Part of the Financial Statements

2

STARBUDS COMMERCE CITY LLC

Statements of Income

			Year Ended
	Nine Months Ended September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

Revenues, Net of Discounts	2,876,996	$2,438,217	$3,227,482
Cost of Goods Sold	1,439,580	1,175,548	1,603,338

Gross Profit	1,437,416	1,262,669	1,624,144

Operating Expenses:
General and Administrative	639,837	638,530	831,218
Sales and Marketing	4,536	5,006	7,956
Depreciation	24,042	23,991	31,988

Total Operating Expenses	668,415	667,527	871,162

Net Income	$769,001	$595,142	$752,982

Accompanying Notes are an Integral Part of the Financial Statements

3

STARBUDS COMMERCE CITY LLC

Statements of Changes in Members’ Equity

Balance, January 1, 2019	$582,075

Net Income	752,982

Member Contributions - Star Buds brand license	258,000

Distributions to Members	(1,036,294)

Balance, December 31, 2019	$556,763

Balance, January 1, 2019	$582,075

Net Income (unaudited)	595,142

Member Contributions - Star Buds brand license (unaudited)	195,000

Distributions to Members (unaudited)	(749,813)

Balance, September 30, 2019 (unaudited)	$622,404

Balance, January 1, 2020	$556,763

Net Income (unaudited)	769,001

Member Contributions - Star Buds brand license (unaudited)	230,000

Distributions to Members (unaudited)	(956,000)

Balance, September 30, 2020 (unaudited)	$599,764

Accompanying Notes are an Integral Part of the Financial Statements

4

STARBUDS COMMERCE CITY LLC

Statements of Cash Flows

	For the Nine Months Ended		Year Ended
	September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$769,001	$595,142	$752,982
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Depreciation	24,042	23,991	31,988
Star Buds brand license expense	230,000	195,000	258,000
Changes in Operating Assets and Liabilities:
Inventories	(84,288)	(76,033)	(27,169)
Prepaid Expenses and Other Current Assets	3,078	12,642	13,009
Accounts Payable	–	–	5,066
Accrued Liabilities	13,467	(13,980)	10,820
Loyalty Points Liability	7,678	–	19,327

NET CASH PROVIDED BY OPERATING ACTIVITIES	962,978	736,762	1,064,023

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(2,597)	–	–

NET CASH USED IN INVESTING ACTIVITIES	(2,597)	–	–

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members	(956,000)	(749,813)	(1,036,294)

NET CASH USED IN FINANCING ACTIVITIES	(956,000)	(749,813)	(1,036,294)

NET INCREASE (DECREASE) IN CASH	4,381	(13,051)	27,729

CASH, BEGINNING OF PERIOD	222,692	194,963	194,963

CASH, END OF PERIOD	$227,073	$181,912	$222,692

Accompanying Notes are an Integral Part of the Financial Statements

5

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

1.     NATURE OF OPERATIONS

Starbuds Commerce City LLC (the “Company”) owns and operates a recreational marijuana dispensary in Commerce City, Colorado. The dispensary sells a variety of products including buds, extracts, and edibles.

In June 2020, the Company entered into an asset purchase agreement with Medicine Man Technologies, Inc., for total consideration of approximately $7,200,000, which includes cash, deferred cash and shares in Medicine Man Technologies, Inc. The transaction closed in December 2020.

2.     SIGNIFICANT ACCOUNTING POLICIES

(a)   Basis of Preparation

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The accompanying financial statements include unaudited interim information as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019. The interim information is not reflective of full year results. Company management believes the interim information includes all normal recurring adjustments.

(b)   Revenue

Revenue is recognized at the point of sale, at which time title and risk of loss pass to the customers. The Company has customer loyalty programs in which retail customers accumulate points for each dollar of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store sales transaction

(c)   Cash

Cash includes cash deposits in financial institutions and cash held at the store.

(d)   Inventories

Inventories consist of cannabis and non-cannabis products that are valued at cost and subsequently at the lower of cost (first-in, first out basis) or net realizable value. The Company reviews its inventories for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. There were no reserves for obsolete inventories as of September 30, 2020 and December 31, 2019.

6

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)    Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods.

Leasehold Improvements	Shorter of Remaining Life of the Lease or Useful Life
Furniture and Fixtures	5 - 7 Years
Computer Equipment	5 Years

The assets’ carrying values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the Statements of Income in the year the asset is derecognized.

(f)	Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, "Accounting for the Impairment or Disposal of Long-lived Assets" ("ASC 360").

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its fair value, and the loss is recognized in the statement of income in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the year ended December 31, 2019 or the nine months ended September 30, 2020 and 2019.

(g)	Leased Assets

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and rewards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

7

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Income Taxes

The Company’s members have elected to have the Company treated as a partnership for income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax position as a component of income tax expense. As of September 30, 2020 and December 31, 2019, the Company did not have any accrued interest or penalties associated with any unrecognized tax positions, nor was any interest or penalties recognized during the year ended December 31, 2019 or nine months ended September 30, 2020 and 2019.

(i)	Fair Value Measurement

The carrying amounts of cash and accounts payable approximate fair value due to the short maturity of these instruments.

(j)	Significant Accounting Judgments, Estimates, and Assumptions

The preparation of the Company’s financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant estimates inherent in the preparation of the Company’s financial statements include the assumptions related to the valuation of inventory, the valuation and estimated useful lives for property and equipment and the loyalty program liability.

The Company’s business is subject to a variety of state laws, regulations, and local ordinances. Certain states have legalized the possession, distribution, and cultivation of marijuana for medical and/or non-medical purposes; these activities remain illegal under federal law, which cause higher federal income taxation (IRC Section 280E) and difficulty in obtaining traditional banking relationships. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company.

8

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Concentrations of Credit Risk

The Company’s financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

(l)	Recent Accounting Pronouncements

(i)	The FASB issued ASU 2014-09, Revenue from Contracts with Customers, (Topic 606) (ASU 2014-09), in May 2014. ASU 2014-09 sets forth a new five-step revenue recognition model that will require the use of more estimates and judgment. ASU 2014-09 will replace current revenue recognition requirements in Topic 605, Revenue Recognition, in its entirety. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in prior accounting guidance. In May 2020, the FASB deferred the effective date of ASU 2014-09 making it effective for annual financial statements of private companies issued for fiscal years beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020, and should be applied retrospectively in the year the ASU is first applied using one of two allowable application methods. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements but does not believe the impact will be material.

(ii)	In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(iii)	In June 2016, FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, an reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its financial statements will be material.

3.     PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following at September 30, 2020 and December 31, 2019:

9

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

	September 30,	December 31,
	2020	2019
	(unaudited)

Leasehold Improvements	$388,276	$385,680
Furniture and Fixtures	30,423	30,423
Computer Equipment	6,825	6,825

Total Property and Equipment, Gross	425,524	422,928
Less: Accumulated Depreciation	(112,380)	(88,339)

Property and Equipment, Net	$313,144	$334,589

Depreciation expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 totaled $31,988, 24,022, and 23,991, respectively.

4.	MEMBERS’ EQUITY

Under the terms of the operating agreement, the Company has an indefinite life. Allocations of profits and losses for each fiscal year are allocated pro rata in proportion to the member’s capital interest. Distributions shall be made to members in proportion to the member’s capital interest and are approved by the manager of the Company in accordance with the terms of the operating agreement.

5.     LEASE COMMITMENTS

The Company leases its business facility from a related party under an operating lease agreement that specifies minimum rentals. The lease expires in 2023. The Company’s rent expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 was approximately $60,000, $45,000, and $45,000, respectively.

Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Year Ending December 31	Total

2020 (remaining three months)	$15,000
2021	60,000
2022	60,000
2023	15,000

$150,000

10

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

6.	COMMITMENTS AND CONTINGENCIES

(a)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At September 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

(b)    Contingencies

The Company's operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at September 30, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

7.	RELATED PARTY TRANSACTIONS

(a)    Transactions with related parties

The Company purchases product from several related parties, CitiMed LLC, Colorado Health Consultants, LLC, Starbuds MIPS LLC, and Star Packaging and Supply LLC. The Company receives management, advisory and marketing support services from Star Packaging and Supply LLC. Amounts expensed and paid to each related party for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 were as follows.

			Year Ended
	Nine Months Ended September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

CitiMed, LLC	$70,000	$55,000	$80,000
Colorado Health Consultants, LLC	50,000	–	5,000
Starbuds MIPS LLC	110,000	111,000	155,000
Star Packaging and Supply LLC	65,000	85,000	112,000

Total	$295,000	$251,000	$352,000

Purchases from Starbuds MIPS LLC were approximately 11% of the Company’s purchases for the year ended December 31, 2019.

Star Brands, LLC provides the Company with the right to use the Starbuds brand and licensed property. The Company does not pay Star Brands LLC for the use of such assets. However, the Company recorded non-cash license expense of $258,000 for the year ended December 31, 2019 and $230,000 and $195,000 for the nine months ended September 30, 2020 and 2019, respectively.

(b)    Related party leases

The Company has a lease for a facility with an entity owned by a member of the Company (see note 5).

11

STARBUDS COMMERCE CITY LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

8.       SUBSEQUENT EVENTS

Management has evaluated significant events or transactions that have occurred since the balance sheet date and through March 3, 2021, the date the financial statements were available to be issued.

The novel coronavirus commonly referred to as “COVID-19” was identified in December 2019 in Wuhan, China. On January 30, 2020, the World Health Organization declared the outbreak a global health emergency, and on March 11, 2020, the spread of COVID-19 was declared a pandemic by the World Health Organization. On March 13, 2020, the spread of COVID-19 was declared a national emergency. The outbreak has spread throughout the globe, causing companies and various international jurisdictions to impose restrictions such as quarantines, business closures and travel restrictions.

While these effects are expected to be temporary, the duration of the business disruptions and related financial impact cannot reasonably be estimated at this time. In addition, it is possible that estimates in the Company’s financial statements will change in the near term as a result of COVID-19 and the effect of any such changes could be material, which could result in, among other things, impairment of long-lived assets. The Company is closely monitoring the impact of the pandemic on all aspects of its business.

In response to the COVID-19 pandemic and government mandates, safety, social distancing and other physical workforce distancing protocols were implemented. Although the impact of the coronavirus on the Companies’ operations to date has not been significant, the ultimate impact of COVID-19 on the Companies will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions required to contain the coronavirus or treat its impact, among others.

As described in Note 1, the Company was acquired by Medicine Man Technologies, Inc.

Subsequent to December 31, 2019, the Company distributed approximately $3,900,000 to its members.

12

LUCKY TICKET LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2020 AND 2019 (UNAUDITED)

AND THE YEAR ENDED

DECEMBER 31, 2019

13

LUCKY TICKET LLC

14

Crowe LLP Independent Member Crowe Global

INDEPENDENT AUDITOR’S REPORT

To the Members

Lucky Ticket LLC

Denver, Colorado

Report on the Financial Statements

We have audited the accompanying financial statements of Lucky Ticket LLC (the “Company”), which comprise the balance sheet as of December 31, 2019, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company operates in the marijuana industry which is currently illegal under federal law which supersedes any individual state enactments. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Our opinion is not modified with respect to this matter.

Crowe LLP

Oak Brook, Illinois

March 4, 2021

15

LUCKY TICKET LLC

Balance Sheets

	September 30, 2020	December 31, 2019
	(unaudited)
ASSETS

Current Assets:
Cash	$148,250	$252,359
Inventories	168,719	196,310

Total Current Assets	316,969	448,669

Property and Equipment, Net	73,618	79,873
Other Assets	5,400	5,400

TOTAL ASSETS	$395,987	$533,942

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Current Liabilities:
Checks Issued in Excess of Bank Balance	$18,529	$45,977
Accrued Liabilities	106,480	127,271
Loyalty Points Liability	130,000	125,017

Total Current Liabilities	255,009	298,265

TOTAL LIABILITIES	255,009	298,265

TOTAL MEMBERS' EQUITY	140,978	235,677

TOTAL LIABILITIES AND MEMBERS' EQUITY	$395,987	$533,942

Accompanying Notes are an Integral Part of the Financial Statements

16

LUCKY TICKET LLC

Statements of Income

			Year Ended
	Nine Months Ended September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

Revenues, Net of Discounts	$4,562,094	$4,275,770	$5,656,049
Cost of Goods Sold	2,270,708	1,972,639	2,535,833

Gross Profit	2,291,386	2,303,131	3,120,216

Expenses:
General and Administrative	837,924	770,961	1,037,839
Sales and Marketing	16,138	15,528	17,514
Depreciation	6,255	5,786	7,714

Total Expenses	860,317	792,275	1,063,067

Net Income	$1,431,069	$1,510,856	$2,057,149

Accompanying Notes are an Integral Part of the Financial Statements

17

LUCKY TICKET LLC

Statements of Changes in Members’ Equity

Balance, January 1, 2019	$62,594

Net Income	2,057,149

Member Contributions - Star Buds brand license	452,000

Distributions to Members	(2,336,066)

Balance, December 31, 2019	$235,677

Balance, January 1, 2019	$62,594

Net Income (unaudited)	1,510,856

Member Contributions - Star Buds brand license (unaudited)	342,000

Distributions to Members (unaudited)	(1,852,993)

Balance, September 30, 2019	$62,457

Balance, January 1, 2020	$235,677

Net Income (unaudited)	1,431,069

Member Contributions - Star Buds brand license (unaudited)	365,000

Distributions to Members (unaudited)	(1,890,768)

Balance, September 30, 2020 (unaudited)	$140,978

Accompanying Notes are an Integral Part of the Financial Statements

18

LUCKY TICKET LLC

Statements of Cash Flows

	For the Nine Months Ended		Year Ended
	September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$1,431,069	$1,510,856	$2,057,149
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities
Depreciation	6,255	5,786	7,714
Star Buds brand license expense	365,000	342,000	452,000
Changes in Operating Assets and Liabilities:
Inventories	27,591	(37,576)	(96,532)
Checks Issued in Excess of Bank Balance	(27,448)	(64,018)	(35,077)
Accounts Payable	–	107,000	–
Accrued Liabilities	(20,791)	199	33,158
Loyalty Points Liability	4,983	–	2,759

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,786,659	2,031,246	2,421,171

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	–	(1,856)	(1,856)

NET CASH USED IN INVESTING ACTIVITIES	–	(1,856)	(1,856)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members	(1,890,768)	(1,852,993)	(2,336,066)

NET CASH USED IN FINANCING ACTIVITIES	(1,890,768)	(1,852,993)	(2,336,066)

NET INCREASE (DECREASE) IN CASH	(104,109))	9,397	83,249

CASH, BEGINNING OF PERIOD	252,359	169,110	169,110

CASH, END OF PERIOD	$148,250	$178,507	$252,359

Accompanying Notes are an Integral Part of the Financial Statements

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

1.     NATURE OF OPERATIONS

Lucky Ticket LLC (the “Company”) owns and operates a recreational marijuana dispensary in Denver, Colorado. The dispensary sells a variety of products including buds, extracts, and edibles.

In June 2020, the Company entered into an asset purchase agreement with Medicine Man Technologies, Inc., for total consideration of approximately $11,300,000, which includes cash, deferred cash and shares in Medicine Man Technologies, Inc. The transaction closed in December 2020.

2.     SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Preparation

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The accompanying financial statements include unaudited interim information as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019. The interim information is not reflective of full year results. Company management believes the interim information includes all normal recurring adjustments.

(b)	Revenue

Revenue is recognized at the point of sale, at which time title and risk of loss pass to the customers. The Company has customer loyalty programs in which retail customers accumulate points for each dollar of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store sales transaction

(c)	Cash

Cash includes cash deposits in financial institutions and cash held at the store.

(d)	Inventories

Inventories consist of cannabis and non-cannabis products that are valued at cost and subsequently at the lower of cost (first-in, first-out basis) or net realizable value. The Company reviews its inventories for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. There were no reserves for obsolete inventories as of September 30, 2020 and December 31, 2019.

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods.

Leasehold Improvements	Shorter of Remaining Life of the Lease or Useful Life
Equipment	7 Years
Furniture and Fixtures	7 Years

The assets’ carrying values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the Statement of Income in the year the asset is derecognized.

(f)	Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, "Accounting for the Impairment or Disposal of Long-lived Assets" ("ASC 360").

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its fair value, and the loss is recognized in the statement of income in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the year ended December 31, 2019 or the nine months ended September 30, 2020 and 2019.

(g)	Leased Assets

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and rewards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

(h)	Income Taxes

The Company’s members have elected to have the Company treated as a partnership for income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Income Taxes (Continued)

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax position as a component of income tax expense. As of September 30, 2020 and December 31, 2019, the Company did not have any accrued interest or penalties associated with any unrecognized tax positions, nor was any interest or penalties recognized during the year ended December 31, 2019 or nine months ended September 30, 2020 and 2019.

(i)	Fair Value Measurement

The carrying amount of cash approximates fair value due to the short maturity of these instruments

(j)	Significant Accounting Judgments, Estimates, and Assumptions

The preparation of the Company’s financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant estimates inherent in the preparation of the Company’s financial statements include the assumptions related to the valuation of inventory, the valuation and estimated useful lives for property and equipment and the loyalty program liability.

The Company’s business is subject to a variety of state laws, regulations, and local ordinances. Certain states have legalized the possession, distribution, and cultivation of marijuana for medical and/or non-medical purposes; these activities remain illegal under federal law, which cause higher federal income taxation (IRC Section 280E) and difficulty in obtaining traditional banking relationships. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company

(k)	Concentrations of Credit Risk

The Company’s financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l)	Recent Accounting Pronouncements

(i)	The FASB issued ASU 2014-09, Revenue from Contracts with Customers, (Topic 606) (ASU 2014-09), in May 2014. ASU 2014-09 sets forth a new five-step revenue recognition model that will require the use of more estimates and judgment. ASU 2014-09 will replace current revenue recognition requirements in Topic 605, Revenue Recognition, in its entirety. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in prior accounting guidance. In May 2020, the FASB deferred the effective date of ASU 2014-09 making it effective for annual financial statements of private companies issued for fiscal years beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020, and should be applied retrospectively in the year the ASU is first applied using one of two allowable application methods. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements but does not believe the impact will be material.

(ii)	In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(iii)	In June 2016, FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, and reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its financial statements will be material.

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

3.     PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following at September 30, 2020 and December 31, 2019:

	September 30,	December 31,
	2020	2019
	(unaudited)

Leasehold Improvements	$101,150	$101,150
Equipment	7,530	7,530
Furniture and Fixtures	5,295	5,295

Total Property and Equipment, Gross	113,975	113,975
Less: Accumulated Depreciation	(40,357)	(34,102)

Property and Equipment, Net	$73,618	$79,873

Depreciation expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 totaled $7,714, $6,255, and $5,786, respectively.

4.	MEMBERS’ EQUITY

Under the terms of the operating agreement, the Company has an indefinite life. Allocations of profits and losses for each fiscal year are allocated pro rata in proportion to the member’s capital interest. Distributions shall be made to members in proportion to the member’s capital interest and are approved by the manager of the Company in accordance with the terms of the operating agreement.

5.     LEASE COMMITMENTS

The Company leases its business facility from a third party under an operating lease agreement that specifies minimum rentals. The lease expires in 2025 and has a renewal option for an additional five years. The Company’s rent expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 was approximately $75,000, $65,000, and $57,000, respectively.

Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Year Ending December 31	Total

2020 (three months remaining)	$18,739
2021	76,058
2022	77,980
2023	80,738
2024	84,175
2025	35,682

$373,372

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

6.	COMMITMENTS AND CONTINGENCIES

(a)	Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At September 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

(b)	Contingencies

The Company's operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at September 30, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

7.	RELATED PARTY TRANSACTIONS

(a)	Transactions with related parties

The Company purchases product from the several related parties, CitiMed LLC, Colorado Health Consultants, LLC and Starbuds MIPS LLC. In addition, the Company receives management, advisory and marketing support services from Star Packaging and Supply LLC. Amounts expensed and paid each related party were the following for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019.

			Year Ended
	Nine Months Ended September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

CitiMed LLC	$95,000	$45,000	$50,000
Colorado Health Consultants, LLC	45,000	30,000	80,000
Starbuds MIPS LLC	134,000	170,000	235,000
Star Packaging and Supply LLC	93,000	90,000	115,000

Total	$367,000	$320,000	$440,000

Purchases from Starbuds MIPS LLC were approximately 11%, 6%, 10% of the Company’s purchases for the year ended December 31, 2019 and for the nine months ended September 30, 2020 and 2019, respectively.

The Company periodically sells inventory, at cost, to affiliate Starbuds stores. Product sales to affiliate stores were approximately $75,000 for the year ended December 31, 2019 and $10,000 and $70,000 for the nine months ended September 30, 2020 and 2019, respectively.

Star Brands, LLC provides the Company with the right to use the Starbuds brand and licensed property. The Company does not pay Star Brands LLC for the use of such assets. However, the Company recorded non-cash licensee expense of during the year ended December 31, 2019 and for the nine months ended September 30, 2020 and 2019 of approximately $452,000, $365,000 and $342,000, respectively.

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LUCKY TICKET LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

And the Year Ended December 31, 2019

8.       SUBSEQUENT EVENTS

Management has evaluated significant events or transactions that have occurred since the balance sheet date and through March 3, 2021, the date the financial statements were available to be issued.

The novel coronavirus commonly referred to as “COVID-19” was identified in December 2019 in Wuhan, China. On January 30, 2020, the World Health Organization declared the outbreak a global health emergency, and on March 11, 2020, the spread of COVID-19 was declared a pandemic by the World Health Organization. On March 13, 2020, the spread of COVID-19 was declared a national emergency. The outbreak has spread throughout the globe, causing companies and various international jurisdictions to impose restrictions such as quarantines, business closures and travel restrictions.

While these effects are expected to be temporary, the duration of the business disruptions and related financial impact cannot reasonably be estimated at this time. In addition, it is possible that estimates in the Company’s financial statements will change in the near term as a result of COVID-19 and the effect of any such changes could be material, which could result in, among other things, impairment of long-lived assets. The Company is closely monitoring the impact of the pandemic on all aspects of its business.

In response to the COVID-19 pandemic and government mandates, safety, social distancing and other physical workforce distancing protocols were implemented. Although the impact of the coronavirus on the Companies’ operations to date has not been significant, the ultimate impact of COVID-19 on the Companies will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions required to contain the coronavirus or treat its impact, among others.

As described in Note 1, the Company was acquired by Medicine Man Technologies, Inc.

Subsequent to December 31, 2019, the Company distributed approximately $2,300,000 to its members.

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